EXECUTION VERSION SIXTH AMENDMENT AGREEMENT This SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of October 29, 2020 (this “Amendment”) by and between HAMILTON RE, LTD., a Bermuda insurance and reinsurance company (the "Borrower") and UBS AG, STAMFORD BRANCH (the “Issuing Lender”) amends the THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of August 30, 2017 as amended on October 27, 2017, October 30, 2018, May 7, 2019, October 16, 2019 and October 30, 2019 (the “Reimbursement Agreement”), as in effect on the date hereof. WITNESSETH: WHEREAS, pursuant to the Reimbursement Agreement, the Issuing Lender agreed to issue Letters of Credit for the account of the Borrower and for the benefit of the Account Beneficiaries from time to time designated by the Borrower on the terms and conditions set forth therein; WHEREAS, pursuant to the Reimbursement Agreement, the Borrower agreed to reimburse the Issuing Lender for any advances in respect of such Letters of Credit; and WHEREAS, the Borrower and Issuing Lender wish to amend certain provisions of the Reimbursement Agreement to provide for a single LOC Commitment and to extend the Availability Period End Date; NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto agree as follows: § 1 Definitions. Capitalized terms which are used herein without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement. § 2 Amendments. (a) The definition of “Anticipated Fees on the Unused LOC Commitment” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Anticipated Fees on the Unused LOC Commitment” means, prior to the Availability Period End Date, an amount equal to the product of (i) and (ii), divided by (iii), where (i) is an amount equal to the product of (a) and (b), with (a) equal to the LOC Commitment minus the outstanding LOC Amount, and (b) equal to the actual number of days during the period from and including the date of determination to and excluding the scheduled Availability Period End Date, (ii) is 140 basis points per annum, and (iii) is three hundred sixty (360) calendar days, each as determined by the Calculation Agent.

2 (b) The definition of “Availability Period End Date” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Availability Period End Date” means October 29, 2021 or if such date is not a Business Day, the next succeeding Business Day. (c) The definition of “Hamilton Insurance Services” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Hamilton Insurance Services” means Hamilton Insurance Services (Bermuda), Ltd., a Bermuda- incorporated and Bermuda-registered services company and coverholder approved by Lloyd’s, established solely for the purposes of enabling Borrower’s underwriters to underwrite insurance business on behalf of Syndicate 3334 and Syndicate 4000, as managed by Borrower’s affiliate, Hamilton Managing Agency Limited. (d) The definition of “LOC Amount” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “LOC Amount” means the aggregate issued and outstanding face amounts of all Letters of Credit remaining undrawn at any time and from time to time, as determined by the Calculation Agent. (e) The definition of “LOC Commitment” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “LOC Commitment” is equal to $,100,000,000. (f) The definition of “LOC Fees” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “LOC Fees” means, on any date of determination, an amount equal to the product of (i), (ii) and (iii), divided by (iv), where (i) is (a) prior to the Availability Period End Date, the LOC Commitment, (b) on and after the Availability Period End Date, the daily average of the LOC Amount during the period for which the LOC Fees are being calculated, (ii) is 140 basis points per annum or, solely with respect to each day occurring during a Reduced Fee Cash Collateralization Period, 75 basis points per annum, (iii) is the actual number of days during the period for which the LOC Fees are being calculated, and (iv) is three hundred sixty (360) calendar days, each as determined by the Calculation Agent. (g) The definition of “Reduced Fee Cash Collateralization Period” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Reduced Fee Cash Collateralization Period” means (a) the period from and including an Optional Cash Collateralization Commencement Date to but excluding the earlier of (i) an Optional Collateral Fund Interest Re-Collateralization Resumption Date, (ii) the last Business Day that is not more than 60 days after such Optional Cash Collateralization Commencement Date or (iii) the day on which the LOC Commitment is reduced in whole and (b) the period from and including the

3 day on which the Transactions are collateralized entirely by Cash following an Early Prepayment Event to but excluding the last Business Day that is not more than 60 days after such day (h) The definition of “Turing Re” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Turing Re” means Turing Re, Ltd., a Subsidiary of the Borrower, and an entity established solely for the purposes of entering into agreements with the Borrower and/or its Affiliates in which Turing Re indemnifies the Borrower and/or its Affiliates against all or a portion of the insurance or reinsurance risks underwritten by the Borrower and/or its Affiliates solely out of assets contributed by third party capital providers and which are held in a trust account. (i) The following definitions in Section 1.01 (Defined Terms) are hereby amended by deleting such definitions in their entirety: (i) “Tranche A Availability Period End Date”; (ii) “Tranche A Letters of Credit”; (iii) “Tranche A LOC Amount”; (iv) “Tranche A LOC Commitment”; (v) “Tranche A LOC Exposure”; (vi) “Tranche B Availability Period End Date”; (vii) “Tranche B Letter of Credit”; (viii) “Tranche B LOC Amount“; (ix) “Tranche B LOC Commitment”; and (x) “Tranche B LOC Exposure”. (j) Section 2.01 (Letters of Credit Facility) is hereby amended by deleting Section 2.01(a)(i)(Letters of Credit) in its entirety and inserting in its place the following: (i) Letters of Credit. Subject to the terms and conditions hereinafter set forth and to the prior satisfaction (or waiver by the Issuing Lender in its sole discretion) of the Closing Conditions, the Issuing Lender agrees (A) during the Availability Period and upon the written request of the Borrower in the form of a Request for Issuance appropriately completed in accordance with the terms thereof and Section 2.01(a)(ii), to issue one or more letters of credit hereunder, substantially in the form attached hereto as Exhibit A on the relevant Issuance Dates to the Account Beneficiary or Account Beneficiaries designated by the Borrower (each such letter of credit issued by the Issuing Lender, a “Letter of Credit”, and collectively, the “Letters of Credit”), in each case with an initial expiry date of no later than one (1) calendar year and five (5) Business Days from the Issuance Date (subject to automatic renewal in accordance with the terms thereof) and (B) to honor drawings by the relevant Account Beneficiary under each outstanding Letter of Credit; provided that, notwithstanding the foregoing, a Letter of Credit expiry date shall be no later than one year after the Availability Period End Date. Subject to Section 2.08, no Letter of Credit will be issued after the Availability Period End Date.

4 (k) Section 2.01 (Letters of Credit Facility) is hereby amended by deleting Section 2.01(a)(ii) (Issuance Procedures) sub-section (A) in its entirety and inserting in its place the following: (A) The Borrower shall notify the Issuing Lender of any Letters of Credit to be issued by the delivery to the Issuing Lender of a written request for issuance in the form attached as Exhibit B. (each, a “Request for Issuance”), appropriately completed and signed by a Responsible Officer of the Borrower. Such Request for Issuance (1) may not be delivered prior to the Closing Date, (2) must be received by the Issuing Lender not later than 5:00 p.m. Eastern Time on the tenth (10 th ) Business Day prior to the applicable Issuance Date (or such shorter time as the Issuing Lender may agree in a particular instance in its sole discretion) and (3) shall specify, in form and detail reasonably satisfactory to the Issuing Lender: (I) the Applicant; (II) the proposed Issuance Date of the requested Letter of Credit; (III) the face amount thereof; (IV) the name and address of the Account Beneficiary to whom such Letter of Credit is to be issued; (V) the documents, if any, to be presented by the Account Beneficiary in case of any drawing thereunder; and (VI) such other matters as the Issuing Lender may reasonably require. Additionally, the Borrower shall furnish to the Issuing Lender such other documents and information pertaining to such requested Letter of Credit issuance as the Issuing Lender may reasonably require. (l) Section 2.01 (Letters of Credit Facility) is hereby amended by deleting Section 2.01(v) (Limitations on Issuance and Modification) sub-section (A) in its entirety and inserting in its place the following: (A) Notwithstanding anything to the contrary contained in this Agreement, the Issuing Lender shall not be required to issue or modify any Letter of Credit if, after giving effect thereto, (1) (a) if the LOC Exposure exceeds the LOC Commitment, (2) more than eighty (80) Letters of Credit are outstanding, (3) any Early Prepayment Event, Default or Event of Default has occurred and is continuing, (4) the Issuing Lender has not been fully reimbursed in accordance with Section 2.01(b) below (unless such condition is waived by the Issuing Lender in its sole discretion); or (5) in respect of an individual Letter of Credit, one (1) amendment has already been made in accordance with Section 2.01(a)(iv) to that individual Letter of Credit during the then- current calendar quarter. Each request by the Borrower for the issuance or modification of any Letter of Credit shall be deemed to be a representation by the Borrower that such issuance or modification complies with the conditions set forth in the immediately preceding sentence. (m) Section 2.02 (Termination of the Letters of Credit; Reduction of the LOC Commitment) is hereby amended by deleting Section 2.02(b) (Early Reduction of the LOC Commitment ) in its entirety and inserting its place the following: (b) Early Reduction of the LOC Commitment. The Borrower may at its election, reduce the LOC Commitment in whole or in part prior to the Availability Period End Date, upon delivery by the Borrower of at least three (3) Business Days’ prior written notice to the Issuing Lender; provided, that outstanding Letters of Credit have been terminated on or prior to that date that is one Business Day prior to the proposed early reduction date (the “LOC Commitment Reduction Date”) to the extent necessary so that the LOC Exposure is less than or equal to the reduced LOC Commitment. On any such LOC Commitment Reduction Date pursuant to this Section 2.02(b), all amounts due to the Issuing Lender in respect of the reduced LOC Commitment (included any accrued and unpaid interest) shall be paid in full. For the avoidance of doubt, unpaid interest shall include LOC Fees that would have been owed in respect of the amount by which the LOC Commitment was reduced from the LOC Commitment Reduction Date to the scheduled Availability Period End Date (such anticipated LOC Fees, the “LOC Fees Make-Whole Amount”). Notwithstanding the foregoing, (i) in the event of an election by the Borrower to reduce in whole the LOC Commitment occurring on or after the last day of a Reduced Fee Cash Collateralization Period and where (x) the Transactions are collateralized entirely by Cash and (y) no Early Prepayment Event, Default or Event of Default has occurred and is continuing, the LOC Fees Make-Whole Amount will be determined by reference to a period not to exceed ninety (90) days and (ii) in the event of an election by the Borrower to reduce in whole the LOC Commitment

5 occurring after a rejection by the Issuing Lender of a request to re-collateralize the Transactions with Collateral Fund Interests pursuant to Section 2.11, the LOC Fees Make-Whole Amount will be zero, (n) Section 2.03 (LOC Fees) is hereby amended by deleting Section 2.03(e) in its entirety and inserting in its place the following: (e) If any Letter of Credit outstanding as of the Availability Period End Date terminates for any reason (other than due to the termination of any Reinsurance Agreements) after the Availability Period End Date (but prior to its expiry date), an early termination fee shall be immediately payable at such time in an amount equal to the LOC Fees that would have been due from the Borrower with respect to the terminated Letter of Credit from the date of its termination to its expiry date. (o) Section 2.08 (Extension) is hereby amended by deleting Section 2.08 (Extension) in its entirety and inserting in its place the following: Section 2.08 Extension. If (i) the Borrower delivers a written notice to the Issuing Lender not less than 80 days before the scheduled Availability Period End Date requesting a one (1) calendar year extension of the Availability Period End Date thereof and (ii) the Issuing Lender agrees in writing to such request not less than 60 days before the scheduled Availability Period End Date (or as otherwise may be agreed between the Borrower and the Issuing Lender from time to time), then, the Availability Period shall be extended by one (1) calendar year and the Availability Period End Date shall be delayed by one (1) calendar year; provided, that a failure by the Issuing Lender to deliver written notification to the Borrower of its decision within the required timing, shall be deemed a refusal by the Issuing Lender to extend the Availability Period. § 3 Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is conditioned upon satisfaction of the following requirements: (a) Executed Documents – The Borrower shall have delivered to the Issuing Lender a copy of this Amendment duly signed on behalf of each party hereto. (b) Officer’s Certificate - The Issuing Lender shall have received a certificate dated as of the date of this Amendment and signed by a Responsible Officer of the Borrower, (i) (a) attaching true, correct and complete copies of the resolutions of the board of directors of the Borrower approving the terms of and the transactions contemplated by this Amendment and the resolutions of the board of directors of Hamilton Insurance Group, Ltd. approving the terms of this Amendment (collectively, the “Authorizing Resolutions”), (b) confirming that such Authorizing Resolutions have not been amended, modified, superseded, revoked or rescinded in any respect and are in full force and effect as of the date hereof and (c) confirming that the execution, delivery and performance of this Amendment are fully authorized and approved pursuant to the terms of the Authorizing Resolutions; (ii) attaching certified copies of such documents and certificates relating to the good standing of the Borrower as the Issuing Lender may reasonably request; (iii) attaching an incumbency certificate with the true titles, names and genuine signatures of each of the persons authorized by the Authorizing Resolutions to execute this Amendment on behalf of the Borrower; and (iv) confirming that (a) at the time of and immediately after giving effect to this Amendment the representations and warranties of the Issuer made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof, (b) there have been no material changes to the documents attached to the officer’s certificate of the secretary of the Borrower dated January 2, 2014 (other than the Second Amendment and Restatement to the Bye- Laws of the Borrower dated November 4, 2014), and (c) at the time of and immediately after

6 giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 4 Agreement Otherwise Unchanged. Except as herein provided, the Transaction Documents shall remain unchanged and in full force and effect, and each reference to the Reimbursement Agreement (and words of similar import) in the Transaction Documents, shall be a reference to the Reimbursement Agreement as amended hereby, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. § 5 Effective Date. This Amendment shall become effective as of October 30, 2020, subject to satisfaction of the conditions set forth in §3 (Conditions to Effectiveness of this Amendment) of this Amendment. § 6 Representations and Warranties. At the time of and immediately after giving effect to this Amendment, all of the representations and warranties of the Borrower made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof. § 7 No Default, Event of Default or Early Prepayment Event. At the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 8 Governing Law, Submission to Jurisdiction, Consent to Service of Process and Waivers. The provisions contained in the Reimbursement Agreement, insofar as they relate to governing law, the submission to the courts specified therein, the consent to service of process and waivers shall apply to this Amendment mutatis mutandis as if they were incorporated herein. § 9 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail with PDF attachment shall be effective as delivery of a manually executed counterpart of this Amendment. [Signature Page Follows]

[Signature Page of Sixth Amendment to Third Amended and Restated Reimbursement Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. HAMILTON RE, LTD., as Borrower By: Name: Title: Vanessa Hardy Pickering Chief Financial Officer

[Signature Page of Sixth Amendment to Third Amended and Restated Reimbursement Agreement] UBS AG, STAMFORD BRANCH, as Issuing Lender By: Name: Anthony Joseph Title: Associate Director By: Name: Houssem Daly Title: Associate Director